Exhibit 99.1

Neal Goldner Investor Relations 407-206-6149 Investor@mvwc.com

Cameron Klaus Global Communications 407-206-6300 media@mvwc.com
Marriott Vacations Worldwide Announces Leadership Changes, Appoints Matthew E. Avril as Interim President and CEO
Board of Directors Commences Search for Permanent Successor
ORLANDO, Fla. — November 10, 2025 — Marriott Vacations Worldwide (NYSE: VAC) (“MVW,” “the Company,” “we,” “us” or “our”) today announced that its Board of Directors has appointed Matthew (Matt) E. Avril, an independent director of MVW, as Interim President and Chief Executive Officer, effective immediately. This appointment follows John Geller’s departure as President and CEO of MVW and as a director of the Company. The Company’s Board of Directors has commenced a search for a permanent President and CEO.
"In his short tenure on our Board, Matt has added strategic value to the Company and has served as a knowledgeable contributor to the Board. We are grateful that he has agreed to step into this role at a critical time," said Bill Shaw, chairman of MVW’s Board of Directors. "With decades of operational and leadership experience at top vacation ownership and hospitality brands, we are confident Matt has the right depth of experience to work alongside our experienced management team to help improve our performance. I am confident he will bring a sense of urgency to the business and put us on the right path to restore shareholder value."
Mr. Avril joined MVW’s Board of Directors in March 2025. He has more than 30 years of experience in the hospitality and vacation ownership industry, most recently serving as Chief Executive Officer of Diamond Resorts International, Inc., a leading hospitality and vacation ownership company. Prior to that, he was Chief Executive Officer-elect for Vistana Signature Experiences, Inc., a vacation ownership business, after his retirement as President, Hotel Group, for Starwood Hotels & Resorts Worldwide, Inc., a publicly traded hotel and leisure company.
Mr. Avril said, "I recognize that this is a critical time for the Company. The resilience of our business, strength of our brands, and depth of our management team all reinforce the strong future MVW has ahead of it. We must execute in order to deliver results, and I am committed to working closely with the Board and management team to create immediate shareholder value."
Mr. Shaw adds, “I want to thank John for his years of dedication and service to this Company. We appreciate his leadership in guiding the organization through its transformation over the years.”
The Board of Directors and management believe the Company’s shares are undervalued, and the Company intends to opportunistically repurchase shares under its remaining $347 million Share Repurchase Program during the quarter.
The Company is reaffirming its 2025 guidance issued on November 5, 2025. In addition, the Company is postponing its planned Investor Day that was scheduled to be held on December 17 until further notice.

About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products, and services. The Company has 120 vacation ownership resorts and approximately 700,000 owner families in a diverse portfolio that includes some of the most iconic vacation ownership brands. The Company also operates an exchange network and membership programs comprised of more than 3,200 affiliated resorts in over 90 countries and territories, and provides management services to other resorts and lodging properties. As a leader and innovator in the vacation industry, the Company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International, Inc. and an affiliate of Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.
The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, www.marriottvacationsworldwide.com. The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.
Note on forward-looking statements
This press release contains “forward-looking statements” within the meaning of federal securities laws, including statements about share repurchases and the Company’s 2025 guidance.
Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could” or the negative of these terms or similar expressions. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: uncertainty in the current global macroeconomic environment created by rapid governmental policy and regulatory changes, including those affecting international trade; a future health crisis and responses to a health crisis, including possible quarantines or other government imposed travel or health-related restrictions and the effects of a health crisis, including the short and longer-term impact on consumer confidence and demand for travel and the pace of recovery following a health crisis; variations in demand for vacation ownership and exchange products and services; failure of vendors and other third parties to timely comply with their contractual obligations; worker absenteeism; price inflation; difficulties associated with implementing new or maintaining existing technologies; the ability to use artificial intelligence (“AI”) technologies successfully and potential business, compliance, or reputational risks associated with the use of AI technologies; changes in privacy laws; the impact of a future banking crisis; impacts from natural or man-made disasters and wildfires, including the Maui and Los Angeles area wildfires; delinquency and default rates; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the ongoing conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere in the world and related sanctions and other measures; our ability to attract and retain our global workforce; competitive conditions; the availability of capital to finance growth; the impact of changes in interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and accelerate growth and profitability; political or social strife; and other matters referred to under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly report for the quarter ended September 30, 2025, and which may be updated in our future periodic filings with the U.S. Securities and Exchange Commission.
All forward-looking statements in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. Any such risks could cause our results to differ materially from those we express in forward-looking statements.